                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2)

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                             AREMISSOFT CORPORATION
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1)      Title of each class of securities to which transaction applies:

        2)      Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)      Proposed maximum aggregate value of transaction:

        5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)      Amount Previously Paid:
                2)      Form, Schedule or Registration Statement No.:
                3)      Filing Party:
                4)      Date Filed:

                             AREMISSOFT CORPORATION
                              SENTRY OFFICE PLAZA
                          216 HADDON AVENUE, SUITE 607
                           WESTMONT, NEW JERSEY 08108

To the Stockholders of AremisSoft Corporation:

     You are cordially invited to attend the Annual Meeting of Stockholders of AremisSoft Corporation which will be held on May 21, 2001, at 10:00 a.m. (local time), at the Institute of Directors, 116 Pall Mall, London SW1Y 5ED. As used in this Proxy Statement, the terms "we," "us" and "our" also mean AremisSoft Corporation.

     The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read such material carefully.

     The Proxy Statement contains information about the eight nominees for election as Directors and the adoption of the AremisSoft Corporation 2001 Equity Incentive Plan. The Board of Directors strongly recommends your approval of these proposals.

     We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy, if you attend the meeting and choose to vote in person.

                                          Sincerely,

                                          /s/ ROYS POYIADJIS

April 27, 2001                            Roys Poyiadjis
                                          Co-Chief Executive Officer

                             AREMISSOFT CORPORATION
                              SENTRY OFFICE PLAZA
                          216 HADDON AVENUE, SUITE 607
                           WESTMONT, NEW JERSEY 08108
                            ------------------------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AremisSoft Corporation, a Delaware corporation ("AremisSoft" or the "Company"), will be held on May 21, 2001, at 10:00 a.m. (local time), at the Institute of Directors, 116 Pall Mall, London SW1Y 5ED, for the following purposes, which are more completely discussed in the accompanying Proxy Statement:

          1. To elect eight directors, to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified; and

          2. To approve the AremisSoft Corporation 2001 Equity Incentive Plan;
     and

          3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on April 25, 2001, are entitled to notice of and to vote at the Annual Meeting of Stockholders.

                                          By Order of the Board of Directors

                                          /s/ ROYS POYIADJIS

April 27, 2001                            Roys Poyiadjis,
                                          Co-Chief Executive Officer

YOU ARE CORDIALLY INVITED TO ATTEND AREMISSOFT'S ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                             AREMISSOFT CORPORATION

                              SENTRY OFFICE PLAZA
                          216 HADDON AVENUE, SUITE 607
                           WESTMONT, NEW JERSEY 08108
                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 2001
                            ------------------------

                    INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is furnished to the stockholders of AremisSoft Corporation ("AremisSoft" or the "Company") in connection with the solicitation of proxies on behalf of the Company's board of directors for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held on May 21, 2001, at 10:00 a.m. (local time), at the Institute of Directors, 116 Pall Mall, London SW1Y 5ED, and at any and all adjournments thereof. Only stockholders of record on April 25, 2001, will be entitled to notice and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also mean AremisSoft.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each signed proxy received will be voted "FOR" the nominees for the board of directors, "FOR" the adoption of the 2001 Equity Incentive Plan, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by
(i) filing with the Company written notice of its revocation addressed to:
Secretary, AremisSoft Corporation, Sentry Office Plaza, 216 Haddon Avenue, Suite 607, Westmont, New Jersey 08108, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing in person at the Meeting and giving the Secretary notice of his or her intention to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the board of directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries, and custodians to be forwarded to beneficial owners of the Company's common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees and agents of the Company may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which the Company will also bear.

     This Proxy Statement and form of proxy were first mailed to stockholders on or about April 27, 2001.

RECORD DATE AND VOTING RIGHTS

     The Company is currently authorized to issue up to 85,000,000 shares of common stock, par value $.001, and 15,000,000 shares of preferred stock, par value $.001. Unless otherwise indicated, all information in this Proxy Statement reflects a 2-for-1 stock split effected in the form of a 100% stock dividend paid by the Company on January 8, 2001. As of April 25, 2001, the record date, 39,275,611 shares of common stock were issued and outstanding, and no shares of preferred stock were issued and outstanding. Each share of common stock shall be entitled to one vote. The record date for determination of stockholders entitled to notice of, and to vote at the Meeting, is April 25, 2001. The Company's Certificate of Incorporation does not provide for cumulative voting.

     The majority of the outstanding shares of common stock of the Company entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. The directors shall be elected by a plurality of the voting shares of common stock, present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Under Delaware law, abstentions and broker non-votes shall be counted for purposes of determining quorum. Broker non-votes, however, will not be counted for purposes of calculating voting shares, but abstentions will be counted towards calculating voting shares.

     Whether or not you are able to attend the Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's board of directors and which will be voted as you directed on your proxy when properly completed.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL INFORMATION

     At the Meeting, stockholders will be asked to elect Dr. Lycourgos K. Kyprianou and Messrs. Roys Poyiadjis, Michael Tymvios, Dann V. Angeloff, H. Tate Holt, Stan J. Patey, George Papadopoulos, and John Malamas, to serve until the next Meeting and until their successors are elected and qualified. During February 2001, M.C. Mathews, Noel Voice, George H. Ellis and Theodore S. Fessas departed the board. Mr. George H. Ellis continues to work in an advisory capacity on acquisitions and operations, and Messrs. M.C. Mathews and Noel Voice continue to be employees of the Company. Messrs. Michael Tymvios and Stan J. Patey were appointed to the board at the same time. As a result of these changes, the board reduced its size from ten to eight members.

NOMINEES FOR DIRECTORS

     The nominees for directors have consented to being named as nominees in this Proxy Statement and have agreed to serve as a director, if elected at the Meeting. In the event that any nominee is unable to serve, the person named in the Proxy has discretion to vote for other persons if such other persons are designated by the board of directors. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The directors who are elected shall hold office until the next Meeting, or until their successors are elected and qualified. There are no family relationships between or among any directors or executive officers of the Company.

     The following sets forth the persons nominated by the board of directors for election as a director and certain information with respect to each.

                       NOMINEE                           AGE
                       -------                           ---
Dr. Lycourgos K. Kyprianou...........................    46
Roys Poyiadjis.......................................    35
Michael Tymvios......................................    38
Dann V. Angeloff.....................................    65
H. Tate Holt.........................................    49
Stan J. Patey........................................    49
George Papadopoulos*.................................    54
John Malamas*........................................    53

---------------
* Pursuant to a stock purchase agreement with Info-quest S.A., Info-quest has the right to nominate certain directors to the board. Info-quest has nominated Messrs. Papadopoulos and Malamas.

BACKGROUND OF NOMINEES

     Dr. Lycourgos K. Kyprianou has served as our chairman of the board since October 1997, chief executive officer from October 1997 to May 2000, co-chief executive officer since February 2001, and has served as chairman of the board and managing director of our subsidiaries and predecessors since 1978. Dr. Kyprianou is the sole founder of our worldwide business, including our software development and support facility in India. Dr. Kyprianou received a bachelor of science degree with first class honors in computer science from the University of London and a doctorate in philosophy (computer science) from Cambridge University.

     Roys Poyiadjis has served as our president from June 1998 through January 2001, and as chief executive officer, now co-chief executive officer, since May 2000. From October 1998 to September 1999, Mr. Poyiadjis served as our chief financial officer. From 1997 to 1998, Mr. Poyiadjis served as a partner of Alpha Capital Limited, an investment banking firm primarily focused on investments in technology companies. From 1995 to 1996, he served as a director of Lehman Brothers International Ltd. and from 1993 to 1995 he served as an associate with Morgan Stanley & Co. International Limited. Mr. Poyiadjis received a bachelor of science

(honors) degree in communications engineering from the University of Kent and a masters degree in business administration from the London Business School.

     Michael A. Tymvios has served as a director since February 2001 and as our chief financial officer since September 1999. From 1991 to 1999, Mr. Tymvios was a partner at Morison International, a certified public accounting firm. Prior to joining Morison International, he was a senior manager at Deloitte Haskins & Sells. He is a chartered certified accountant and a fellow member of the Chartered Association of Certified Accountants of the United Kingdom. Mr. Tymvios received a bachelor of science (honors) degree in economics from the University of Athens.

     Dann V. Angeloff has served as a director since April 1999. Mr. Angeloff is the founder and president of The Angeloff Company, a corporate financial advisory firm, a position he has held since 1976. He also currently serves as a director of Public Storage, Inc., a New York Stock Exchange listed company, Nicholas/ Applegate Growth Equity Fund, and various private companies. Mr. Angeloff is a former trustee of the University of Southern California and is a university counselor. He received a bachelor of science degree in business administration and a masters degree in finance from the University of Southern California.

     H. Tate Holt has served as a director since April 1999. Since 1990, Mr. Holt has been president of Holt & Associates, a growth management consulting firm. From 1987 to 1990, he served as a senior vice president of Automatic Data Processing (ADP). Prior to 1987, Mr. Holt held positions in various senior sales, marketing and general management positions at IBM, Triad Systems Corporation and ADP. Mr. Holt is also a director of DBS Industries, Inc. and Onsite Energy Corporation. Mr. Holt received a bachelor of arts degree from Indiana University.

     Stan J. Patey has served as a director since February 2001. Since October 2000, Mr. Patey has been managing director of Capital Strategies, an independent corporate finance house. From October 1989 to September 2000, Mr. Patey was a corporate finance partner at PKF (formerly Pannell Kerr Forster) and head of the United Kingdom and European mergers and acquisitions group. Mr. Patey received a bachelor of science (honors) degree in finance and economics and a masters degree in business management from City University, London.

     George Papadopoulos has served as a director since November 1999. Mr. Papadopoulos was appointed as the managing director of Info-quest in February 2000. From 1977 to January 2000, he was the general manager of Info-quest. From 1995 to 1996, he served as the general manager of Decision System Integration, a subsidiary of Info-quest, and from 1985 to 1995, he was a founder and managing director of ABC Systems and Software. Mr. Papadopoulos received a degree in agricultural engineering from the University of Thessaloniki and a bachelor of arts degree in economics from the University of Athens.

     John Malamas has served as a director since November 1999. Since 1987, Mr. Malamas has served as the corporate administrator and finance manager of the QUEST Group. Mr. Malamas worked as a financial manager in various Greek and multinational companies from 1973 to 1987 when he joined the QUEST Group. From 1990 to 1992, he served as the general manager of Com-Quest. Mr. Malamas received a bachelors degree in business administration from University of Pireus.

VOTING ARRANGEMENT

     In connection with our sale of shares to Info-quest S.A. in October 1999, we agreed to nominate a certain number of representatives of Info-quest based on their ownership percentage. As long as they own 20% or more of our outstanding shares, we will nominate representatives representing 30% of our board of directors; as long as they own between 15% and 20%, we will nominate representatives representing 22% of our board of directors; and as long as they own between 10% and 15%, we will nominate representatives representing 10% of our board of directors. If they hold less than 10%, we have no obligation to nominate any Info-quest representatives.

     Mr. Poyiadjis and Dr. Kyprianou, through Aremis Holdings Ltd. and Aremis Technology Ventures Ltd., entered into a voting agreement dated March 20, 2001 where in they agreed to vote all of the shares of the Company's common stock beneficially owned by them on all matters, including the election of directors, as mutually agreed. If Mr. Poyiadjis and Dr. Kyprianou cannot agree on the voting of their shares for any particular matter, then none of the parties will vote their shares on such matter, unless the voting agreement is terminated prior to the vote.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

  Board of Directors

     The board of directors held a total of seven meetings during the fiscal year ended December 31, 2000. The board of directors has an audit committee and a compensation committee. The board of directors does not have a nominating committee or a committee performing similar functions. During the year ended December 31, 200, all incumbent directors attended at least 75% of the aggregate number of meetings of the board of directors for which they serve except for Messrs. Papadopoulos and Malamas.

  Audit Committee

     The audit committee of the board of directors makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by our independent auditors and the progress and results of their work, and reviews our financial statements, internal accounting and auditing procedures and corporate program to ensure compliance with applicable laws. The members of the audit committee are Messrs. Angeloff, Holt and Patey. In order to assist the audit committee and to more effectively communicate the purpose and functions of the audit committee to the board of directors, management, employees and the stockholders, the audit committee has adopted an audit committee charter. In fulfilling its oversight responsibilities, the audit committee reviewed the annual financial statements included in the annual report and filed with the Securities and Exchange Commission (as well as the unaudited financial statements filed with the quarterly reports). Mr. Patey serves as chairman of the audit committee.

     The audit committee held a total of six meetings during year ended December 31, 2000, in which all members of the audit committee attended at least 75% of the aggregate number of audit committee meetings for which they serve except for Mr. Patey who joined the board of directors and was appointed chairman of the audit committee in February 2001.

  Compensation Committee

     The compensation committee of the board of directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers our stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the board of directors. The current members of the compensation committees are Dr. Kyprianou and Messrs. Poyiadjis, Angeloff, Holt and Patey. Mr. Holt serves as chairman of the compensation committee.

     The compensation committee held a total of nine meetings during year ended December 31, 2000, in which all members of the audit committee attended at least 75% of the aggregate number of compensation committee meetings for which they serve except for Mr. Patey who joined the board of directors and was appointed as a member of the compensation committee in February 2001.

COMPENSATION OF THE BOARD OF DIRECTORS

     The Company's directors who are not also employees or employees of one of our subsidiaries receive $20,000 per year plus $1,000 for each board meeting attended and $1,000 for each committee meeting attended. In addition, the chairman of the audit committee receives an additional $8,000, and the chairman of the compensation committee receives an additional $6,000, per year. Directors do not receive any other cash compensation for services as a director. All directors are reimbursed for their expenses incurred in attending meetings. Each outside director will also receive, at the time of such director's appointment or election to the board, a one time grant of options to purchase 30,000 shares of common stock, and for each year of service as a director, options to purchase 20,000 shares of common stock. All options are granted at an exercise price equal to the fair market value of the common stock on the date of grant and vest at the rate of 33 1/3% per year commencing on the grant date.

VOTE REQUIRED

     The plurality of the voting shares of common stock present in person or represented by proxy and entitled to vote on the election of directors is required to elect the nominees.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES LISTED HEREIN.

                                  PROPOSAL TWO

                                ADOPTION OF THE
                             AREMISSOFT CORPORATION
                           2001 EQUITY INCENTIVE PLAN

     Effective as of February 20, 2001, the board of directors approved the adoption of the AremisSoft Corporation 2001 Equity Incentive Plan (herein the "Equity Incentive Plan") and hereby submit it for stockholder approval. The purpose of the Equity Incentive Plan is to provide the Company with a range of equity compensation alternatives to use in our ongoing employee recruitment and retention efforts. The board of directors believes that the Equity Incentive Plan is an important tool to assist us in protecting and enhancing a key Company asset, our highly skilled and experienced work force. The board of directors believes that it is of critical strategic importance to motivate management and employees, consultants and outside directors to remain with us and to provide an incentive for them to exert maximum efforts on our behalf and on behalf of our stockholders.

     Equity Incentive Plan Summary. The following summary describes the Equity Incentive Plan as proposed to be adopted and is qualified in its entirety by reference to the text of the plan which is attached as Appendix A to this Proxy Statement.

     The Equity Incentive Plan authorizes the granting of awards until February 18, 2011. The Equity Incentive Plan permits the granting of: (1) incentive stock options that are qualified under Section 422 of the Internal Revenue Code of 1986, as amended, or ISOs, and stock options that are not qualified, known as non-statutory stock options, or NSOs, (2) stock appreciation rights, or SARs,
(3) restricted stock, and (4) stock bonuses. Awards generally are granted for no cash consideration, and are generally non-transferable except upon the death of a participant. If the stockholders do not approve the Equity Incentive Plan, the Company will only be permitted to grant NSOs under the Equity Incentive Plan.

     The Equity Incentive Plan will be administered by the board or the board may delegate the administration to the compensation committee (the "Committee"). The board or Committee may select eligible persons to whom awards are granted; determine the types of awards to be granted and the number of shares covered by such awards; determine the time or times when each award shall become exercisable and the duration of the exercise period; set the terms and conditions of such awards; and cancel, suspend, and amend awards. The interpretation and construction of any provisions of the Plan by the board or Committee shall be final. The board, may at any time, remove a committee member and appoint a successor, provided that the Committee shall consist of at least two (2) disinterested board members. Except to the extent prohibited by applicable law or otherwise expressly provided in an award agreement, the board may amend, suspend or terminate the Equity Incentive Plan at any time, including amending it in ways that might increase the cost of the Equity Incentive Plan to us.

     Awards may provide that upon exercise the participant will receive cash, stock, other securities, other awards, or any combination thereof, as the board or Committee shall determine. The exercise price per share of stock purchasable under any stock options shall not be less than 100% of the fair market value of the stock on such date, and the purchase price of any restricted stock awards shall not be less than 85% of the fair market value of the common stock on the date of the grant. At the discretion of the board or Committee, payment for shares purchased pursuant to the Equity Incentive Plan may be made by cash, cancellation of indebtedness, surrender of shares of our stock, same day sale commitments, margin commitments, promissory notes or any combination of these payment methods.

     A participant granted a stock option is entitled to purchase a specified number of shares during a specified term at a fixed price, affording the participant an opportunity to benefit from the appreciation in the market price of the common stock from the date of grant. A participant granted a SARs will be entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the Committee shall so determine in the case of any SAR not related to an ISO, as of any time during a specified period before or after the exercise date) of a share of common stock over the grant price of the SAR. The maximum number of shares which may be granted as stock options under the Equity Incentive Plan during any calendar year to any individual is 750,000 shares and the maximum number of shares which may be granted as SARs during any calendar year to any individual is 750,000 shares.

     Restricted stock are awards that are non-transferable and subject to a risk of forfeiture upon certain kinds of employment terminations or the failure to achieve specified performance goals, as determined by the board or Committee, during a restricted period specified by the Committee. The shares issued in connection with restricted stock awards will be held by us, prior to vesting, for the benefit of the participant who will have the same rights as a stockholder, including the right to vote such shares and to receive dividends.

     The board or Committee may grant certain awards of stock bonuses which may be earned in whole or in part if we achieve certain goals established by the Committee over a designated period of time. The goals established by the Committee shall be based on any one, or a combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, or increase in share price or cash flow return on investment. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

     The aggregate number of shares of common stock with respect to which awards may be granted under the Equity Incentive Plan shall not exceed 4,000,000. The limitation on the number of shares of common stock is subject to equitable adjustment in the case of a stock split, recapitalization or other reorganization. Under the Equity Incentive Plan, all shares available for granting awards in any year that are not used will be available for use in subsequent years. If any shares subject to any award under the Equity Incentive Plan, or under certain previous plans, are forfeited, or if any such award terminates without the delivery of shares or other consideration, the shares previously used or reserved for such awards will be available for future awards under the Equity Incentive Plan.

     Compliance with Securities Laws. It is the our intent that the Equity Incentive Plan will comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

     Withholding U.S. Taxes. Whenever shares are to be issued in satisfaction of awards, we may require the participant to remit to us an amount sufficient to satisfy all applicable taxes. We may allow a participant to pay such tax with stock. The shares of stock so applied shall be valued at their fair market value as of the date of measurement of the amount of income subject to withholding.

     United Kingdom Tax Aspects. Under the current tax laws of the United Kingdom, options granted to our officers, employees, consultants and directors who reside in the United Kingdom are subject to certain taxes upon exercise, based on the excess of the fair market value of the exercised shares over the exercise price paid for the shares. In addition, we may be required to make certain contributions to government sponsored benefit plans as a result of the exercise of options by residents of the United Kingdom.

     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the board or Committee.

U.S. FEDERAL TAX ASPECTS

     The following is a general summary of the current Federal income tax consequences relating to Equity Incentive Plan awards. The grant of a stock option or SAR will create no tax consequences for the participant or for us. A participant will have no taxable income upon exercise of an ISO, except that the alternative minimum tax may apply. Upon exercise of a NSO, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. Upon a disposition of shares acquired by exercise of an ISO before the end of the applicable ISO holding periods, the participant generally must recognize ordinary income equal to the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price or (2) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option (including an ISO for which the applicable ISO holding periods are met) generally will result in only capital gain or loss. Other awards under the Equity Incentive Plan, including non-qualified options, restricted stock, stock bonuses, and SARs, generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other property, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares, or other property. Except as discussed below, we generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with a stock option or SARs, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods.

     The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Equity Incentive Plan. Different tax rules may apply to specific participants and transactions under the Equity Incentive Plan.

ACCOUNTING TREATMENT

     Option grants with an exercise price per share equal to one hundred percent (100%) of the fair market value of the shares at the time of grant will not result in any direct charge to our earnings. However, the fair value of those options must be disclosed in the notes to our financial statements, in the form of proforma statements, indicating the impact those options would have upon our reported earnings if the value of those options, at the time of grant, were treated as compensation expense. In addition, the number of outstanding options may be a factor in determining our earnings per share on a diluted basis.

     On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44a clarifying APB Opinion 25, "Accounting for Stock Issued to Employees." Under the interpretation, option grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares (if vesting applies).

INITIAL GRANTS

     Subject to stockholder approval of the Equity Incentive Plan, as of the date of this Proxy Statement, the Committee granted 270,500 NSOs under the Equity Incentive Plan of which 50,000 NSOs have been granted to Michael Tymvios, our director and chief financial officer, and 40,000 NSOs to M.C. Mathews, our President -- Emerging Markets Group.

     As of the date of this Proxy Statement, approximately 838 employees, outside directors and consultants are eligible to receive awards under the Equity Incentive Plan. Future awards under the Equity Incentive Plan will be made at the discretion of the Committee based on such factors as the Committee determines to be appropriate at the time of such awards. Accordingly benefits or amounts to be received under the Equity Incentive Plan by any person or group are not determinable.

VOTE REQUIRED

     The affirmative vote of a majority of the voting shares of common stock present in person or represented by proxy at the Meeting is required to approve the adoption of the Equity Incentive Plan and the initial grants to Messrs. Tymvios and Mathews.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE ADOPTION OF THE AREMISSOFT CORPORATION 2001 EQUITY INCENTIVE PLAN.

                               EXECUTIVE OFFICERS

     The following table lists our current executive officers:

                NAME                   AGE                POSITION(S)                      PERIOD
                ----                   ---                -----------                      ------
Dr. Lycourgos K. Kyprianou...........  46     Chairman of the Board and Co-Chief      10/97 to Present
                                              Executive Officer
Roys Poyiadjis.......................  35     Co-Chief Executive Officer,             6/98 to Present
                                              President -- United States Group,
                                              and Director
Noel R. Voice........................  59     President -- Europe Group,              6/98 to Present
                                              Secretary, and Director
Dr. Paul Bloom.......................  51     Executive Vice President                5/00 to Present
M.C. Mathews.........................  37     President -- Emerging Markets Group     2/01 to Present
Michael A. Tymvios...................  38     Chief Financial Officer                 9/99 to Present

BACKGROUND OF EXECUTIVE OFFICERS

     Dr. Lycourgos K. Kyprianou (SEE BACKGROUND OF NOMINEES ABOVE FOR DESCRIPTION).

     Roys Poyiadjis (SEE BACKGROUND OF NOMINEES ABOVE FOR DESCRIPTION).

     Noel R. Voice has served as our president -- Europe Group since February 2001 and secretary since October 1997. From June 1998 until February 2001, Mr. Voice served as a director and our chief operating officer. From 1992 to 1997, he served as the senior vice president of administration of our United Kingdom operations. From 1987 to 1992, he was founder and managing director of Noble Marketing Ltd., a sales and marketing consulting firm. From 1987 to 1989, he was managing director of Cara Consulting Ltd., a United Kingdom hotel systems company.

     Dr. Paul I. Bloom has served as our Executive Vice President of Corporate Development since May 2000. From December 1998 through May 2000, he was senior analyst at Roth Capital Partners, Inc. primarily providing analysis on software and e-commerce companies. From August 1998 through November 1998, Dr. Bloom was a senior technology analyst at Volpe Brown Whalen & Co. Dr. Bloom holds a Master of Science degree and Ph.D. in theoretical physics from Belfer Graduate School of Science of Yeshiva University and a Bachelor of Science degree in Physics from City College of New York.

     M.C. Mathews has served as our president of the Emerging Market Group since February 2001 and has served as our general manager of group software development since October 1997. Since 1995, he served as the managing director of software engineering of LK Global Software Engineering (India) Private Limited, one of our subsidiaries. From April 1999 to February 2001, Mr. Mathews served as a director. From 1992 to 1995, he served as our group project manager. Prior to joining us in 1990, Mr. Mathews was employed as a programmer with Alphabetics Ltd., an IBM distributor in India. Mr. Mathews received a bachelor of science (honors) degree from Kerala and a masters of science degree in physics from Delhi Universities.

     Michael A. Tymvios (SEE BACKGROUND OF NOMINEES ABOVE FOR DESCRIPTION).

EXECUTIVE COMPENSATION

     The following table summarizes all compensation earned by or paid to our chairman of the board and co-chief executive officer for 1998, 1999 and 2000, and our highest paid executive officers whose total salary and bonuses for 2000 exceeded $100,000. No other executive officer's total annual compensation for services rendered in all capacities for 1998, 1999 and 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                             ANNUAL COMPENSATION(1)                      SECURITIES
                                           ---------------------------    ALL OTHER      UNDERLYING
                                           YEAR    SALARY      BONUS     COMPENSATION     OPTIONS
                                           ----   --------    --------   ------------   ------------
Dr. Lycourgos K. Kyprianou...............  2000   $350,000          --       --          1,500,000
  Chairman of the Board and                1999   $250,000    $300,000       --          1,400,000
  Co-Chief Executive Officer               1998   $250,000(2) $200,000       --                 --
Roys Poyiadjis(3)........................  2000   $300,000          --       --          1,500,000
  Co-Chief Executive Officer               1999   $200,000    $300,000       --

---------------
(1) For Dr. Kyprianou and Mr. Poyiadjis, their annual compensation is translated into United States dollars based upon the average conversion rate in effect during each fiscal year.

(2) Does not include payment of business related expenses of $250,000 in 1998.

(3) Mr. Poyiadjis became an executive officer in May 1998.

                             OPTION GRANTS IN 2000

     The following table provides information relating to stock options granted to each of the executive officers named in the Summary Compensation Table during the year ended December 31, 2000.

                               INDIVIDUAL GRANTS

                                               PERCENT OF
                                                  TOTAL                                 POTENTIAL REALIZABLE
                                                 OPTIONS                                  VALUE AT ASSUMED
                                NUMBER OF      GRANTED TO                              ANNUAL RATES OF STOCK
                               SECURITIES       EMPLOYEES    EXERCISE                    PRICE APPRECIATION
                               UNDERLYING       IN FISCAL      PRICE     EXPIRATION   ------------------------
           NAME              OPTIONS GRANTED      YEAR       PER SHARE      DATE          5%           10%
           ----              ---------------   -----------   ---------   ----------   ----------   -----------
Dr. Lycourgos Kyprianou....    750,000(1)         15.27%      $ 17.50     02/04/10    $8,254,242   $20,917,870
                               750,000(1)         15.27%      $18.125     11/22/10    $8,549,037   $21,664,937
Roys Poyiadjis.............    750,000(1)         15.27%      $ 17.50     02/04/10    $8,254,242   $20,917,870
                               750,000(1)         15.27%      $18.125     11/22/10    $8,549,037   $21,664,937

---------------
(1) The options vest in equal installments over seven years starting one year from the grant date. In addition, the options are also subject to accelerated vesting based on previously established stock price targets. As of the year ended December 31, 2000, all of the options have vested as a result of these acceleration provisions.

     The exercise price of each option was equal to the fair market value of our common stock on the date of the grant. Percentages shown under "Percent of Total Options Granted to Employees in the Last Fiscal Year" are based on an aggregate of 4,911,100 options granted to our employees, directors and consultants under the 1998 Stock Option Plan, 2000 Stock Option Plan, and outside of the plan during the year ended December 31, 2000.

     Potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the option term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by:

     - Multiplying the number of shares of common stock subject to a given option by the exercise price,

     - Assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire term of the option, and

     - Subtracting from that result the aggregate option exercise price.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

     The following table sets forth for each of the executive officers named in the Summary Compensation Table the number and value of exercisable and unexercisable options for the year ended December 31, 2000.

                                                             NUMBER OF SECURITIES
                                                             UNDERLYING UNSECURED          VALUE OF UNEXERCISED
                                                                    OPTIONS                IN-THE-MONEY OPTIONS
                                SHARES                      AT DECEMBER 31, 2000(#)       AT DECEMBER 31, 2000($)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
Dr. Lycourgos Kyprianou.....       0             0           0(1)             0              0              0
Roys Poyiadjis..............       0             0           0(2)             0              0              0

---------------
(1) For tax and estate planning purposes, during the year 2000, Dr. Kyprianou gifted all of his options, representing the right to purchase 2,900,000 shares of common stock, to an entity in which he has no voting, beneficial or pecuniary interest. As of March 8, 2001, 2,633,332 of the options gifted by Dr. Kyprianou had been exercised for cash.

(2) For tax and estate planning purposes, during the year 2000, Mr. Poyiadjis gifted all of his options, representing the right to purchase 2,900,000 shares of common stock, to an entity in which he has no voting, beneficial or pecuniary interest. As of March 8, 2001, 2,766,666 of the options gifted by Mr. Poyiadjis had been exercised for cash.

EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with Dr. Kyprianou and Mr. Poyiadjis. The employment agreements for Dr. Kyprianou and Mr. Poyiadjis each expire on June 1, 2001. Each of the employment agreements may be terminated by us or the employee without cause (as defined in the employment agreements) upon 30 days notice, or for cause without notice. Under the terms of Dr. Kyprianou's employment agreement, Dr. Kyprianou is entitled to minimum annual compensation of $350,000 in 2000 and $400,000 in 2001. Under the terms of Mr. Poyiadjis' employment agreement, Mr. Poyiadjis is entitled to minimum annual compensation of $300,000 in 2000 and $350,000 in 2001. Under their employment agreements, Dr. Kyprianou and Mr. Poyiadjis are each entitled to receive a severance benefit equal to one times his annual compensation if terminated without cause and 2.99 times his annual compensation if terminated without cause within 180 days after a change in control. Each of these agreements also contain provisions prohibiting each of Dr. Kyprianou and Mr. Poyiadjis from competing with us during the term of their employment. The employment agreements with Dr. Kyprianou and Mr. Poyiadjis also provide that we will indemnify them for any losses, costs, damages or expenses incurred as a direct consequence of the discharge of their duties or by reason of their status as our agents.

     Dr. Kyprianou and Mr. Poyiadjis are also entitled to bonuses based on a bonus plan adopted by the compensation committee at its December 1999 meeting. Under this plan, Dr. Kyprianou and Mr. Poyiadjis are each entitled to receive a bonus based on our ability to meet earnings per share targets, as established by the board of directors or compensation committee. The bonus can be up to three times their 2000 annual salaries, but cannot exceed $1.4 million individually.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

     We have adopted provisions in our certificate of incorporation that limit the liability of our directors for monetary damages for breach of their fiduciary duty as directors, except for liability that cannot be eliminated under Delaware law. Delaware law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except for liability:

     - for any breach of their duty of loyalty to the company or its stockholders,

     - for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

     - that arises under Section 174 of the Delaware General Corporation Law for unlawful payment of dividends or unlawful stock repurchases or redemptions, or

     - for any transaction from which the director derived an improper personal benefit.

     Our certificate of incorporation and bylaws also provide for indemnification of our directors and officers to the fullest extent permitted by Delaware law. We have entered into separate indemnification agreements with some of our directors and officers that could require us, among other things, to indemnify such persons against some liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses as a result of any proceeding against them as to which they could be indemnified. We believe that the limitation of liability provision in our certificate of incorporation and the indemnification agreements facilitate our ability to continue to attract and retain qualified individuals to serve as directors and officers.

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as of March 8, 2001, with respect to the beneficial ownership of our common stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our common stock.

     Unless otherwise indicated, the address for each listed stockholder is: c/o AremisSoft Corporation, Goldsworth House, Denton Way, Woking, Surrey GU21 3LG, United Kingdom. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

                  NAME OF BENEFICIAL OWNER                    NUMBER OF SHARES    PERCENT
                  ------------------------                    ----------------    -------
Dr. Lycourgos K. Kyprianou..................................       3,775,580(1)     9.62%
Info-quest S.A..............................................       7,465,846       19.02%
  AL. Pantou 25
  Athens 17671 Greece
Roys Poyiadjis..............................................       3,775,580(2)     9.62%
Michael A. Tymvios..........................................          40,000(3)        *
Dann V. Angeloff............................................          56,666(4)        *
H. Tate Holt................................................          78,666(4)        *
John Malamas................................................          13,334(5)        *
George Papadopoulos.........................................          13,334(5)        *
Stan J. Patey...............................................          10,000(6)        *
All directors and executive officers as a group (11
  persons)(1)(2)............................................       4,637,580(7)    11.58%

---------------
 *  Less than one percent.

(1) Includes 3,175,580 shares held by Aremis Holdings, Ltd., in which Dr. Kyprianou has sole voting and investment power, and 600,000 shares held by Aremis Technology Ventures, Ltd., an entity controlled by Dr. Kyprianou's spouse. As part of his overall tax and estate planning, during the year 2000, Dr. Kyprianou gifted a total of 3,200,000 shares of common stock beneficially owned by him, 1,600,000 shares of common stock each to two entities in which he has no voting, beneficial or pecuniary interest.

    Dr. Kyprianou also gifted all of his options, representing the right to purchase 2,900,000 shares of common stock, to an entity in which he has no voting, beneficial or pecuniary interest. As of March 8, 2001, 2,633,332 of the options gifted by Dr. Kyprianou had been exercised for cash, and all of these shares and options have been excluded from the table. The Company believes that, as of March 8, 2001, all of the shares gifted or issued upon the exercise of gifted options had been sold by the donees.

(2) Includes 3,775,580 shares covered by a voting agreement between Mr. Poyiadjis and Aremis Holdings, Ltd. and Aremis Technology Ventures, Ltd. As part of his overall tax and estate planning, during the year 2000, Mr. Poyiadjis gifted 1,559,240 of his shares of common stock beneficially owned by him to an entity in which has no voting, beneficial or pecuniary interest. Mr. Poyiadjis also gifted all of his options, representing the right to purchase 2,900,000 shares of common stock, to an entity in which he has no voting, beneficial or pecuniary interest. As of March 8, 2001, 2,766,666 of the options gifted by Mr. Poyiadjis had been exercised for cash, and all of these shares and options have been excluded from the table. The Company believes that, as of March 8, 2001, all of the shares gifted or issued upon the exercise of gifted options had been sold by the donees.

(3) Includes 20,000 shares of common stock that may be acquired upon the exercise of options within the next 60 days.

(4) Includes 46,666 shares of common stock that may be acquired upon the exercise of options within the next 60 days.

(5) Includes 13,334 shares of common stock that may be acquired upon the exercise of options within the next 60 days.

(6) Includes options to purchase 10,000 shares of common stock upon the exercise of options within the next 60 days.

(7) Includes options to purchase 800,000 shares of common stock upon the exercise of options within the next 60 days.

COMPENSATION COMMITTEE REPORT

     The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by Reference therein.

     The Compensation Committee of the board of directors establishes the overall executive compensation strategies of the Company and approves compensation elements for the chief executive officer and other executive officers. The Compensation Committee periodically reviews its approach to executive compensation.

     The Compensation Committee is comprised of five members of the board of directors, of which three are outside, non-employee members of the board of directors. The Compensation Committee reviews compensation surveys of similar-sized technology companies in our field prepared by iQuantic, Inc. in determining the compensation packages to the Company's chief executive officer and other executive officers.

     The Compensation Committee's approach is based upon a belief that a substantial portion of aggregate annual compensation for executive officers should be contingent upon the Company's performance and an individual's contribution to the Company's success. In addition, the Compensation Committee strives to align the interests of the Company's executive officers with the long-term interests of the stockholders through stock option grants that can result in ownership of the Company's common stock. The Compensation Committee endeavors to structure each executive officer's overall compensation package to be consistent with this approach and to enable the Company to attract, retain and reward individuals who contribute to the success of the Company.

     Elements of Compensation for Executive Officers. The guiding principle of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contributions to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to make a portion of the executive officer's compensation contingent upon the Company's performance as well as upon his or her own level of performance. Accordingly, the compensation package for the executive officers is generally comprised of three components: (1) base salary, which reflects individual performance and is designed to be competitive with salary levels in the industry, (2) discretionary performance awards payable in cash and tied to the Company's achievement of financial performance targets and (3) long-term stock-based incentive awards, which strengthen the alignment of interests between the executive officer and the Company's stockholders.

     General. With respect to the Company's executive officers, compensation is determined in consultation with the Compensation Committee and the chief executive officer. Compensation of all executive officers, including that of officers party to employment agreements is or has been founded on the policies and general guidelines described below.

     Base Salary. The base salaries for executive officers is determined on the basis of the following factors: experience, personal performance, average salary levels for comparable positions within and without the industry and changes from year to year in an officer's functional responsibilities. The weight given to each of these factors varies from individual to individual.

     Performance Awards. Bonuses may be earned by an executive officer on the basis of the Company's achievement of certain corporate financial performance goals established for each fiscal year. No cash bonuses were paid in fiscal year ended December 31, 2000.

     Long-Term Compensation. Executive compensation is generally comprised of a combination of cash compensation and grants of the Company's stock options. Stock options are generally awarded during the year on a discretionary basis. Stock options are intended to offer an equity incentive for superior performance and to foster the retention of key personnel through awards structured to vest and become exercisable over time, provided that the individual remains employed by the Company. There is no set formula for the award of options. Factors considered in making option awards to employees and executives of the Company in 2000 included prior grants to such individuals, the importance of retaining such individual's services, such individual's potential to contribute to the success of the Company and such individual's past contributions to the Company.

     Chief Executive Officer Compensation. Dr. Kyprianou served as the Company's chief executive officer from October 1997 to May 2000, and as co-chief executive officer as of February 2001. His annual base salary prior to the beginning of fiscal 2000 was $250,000. During 2000, the Compensation Committee considered information regarding competitive compensation practices and levels for chief executive officers, the above described approach to compensation for executive officers and the Compensation Committee's assessment of Dr. Kyprianou's contribution to the Company's performance. Based upon such factors, the Compensation Committee increased Dr. Kyprianou's annual base salary to $350,000, effective February, 2000. The base salary established by the Compensation Committee for Dr. Kyprianou was around the 70% range of compensation levels paid by similar sized technology companies.

     Mr. Poyiadjis served as the Company's chief executive officer from May 2000, and then as co-chief executive officer as of February 2001. His annual base salary prior to the beginning of fiscal 2000 was $200,000. During 2000, the Compensation Committee considered information regarding competitive compensation practices and levels for chief executive officers, as well as the above described approach to compensation for executive officers, and the Compensation Committee's assessment of Mr. Poyiadjis' contribution to the Company's performance. Based upon such factors, the Compensation Committee increased Mr. Poyiadjis' annual base salary to $300,000, effective February, 2000. The base salary established by the Compensation Committee for Mr. Poyiadjis is around the 70% range of compensation levels paid by similar sized technology companies.

     The Compensation Committee granted Dr. Kyprianou and Mr. Poyiadjis stock options in respect to the Company's performance during 2000, and their contributions as executive officers. In addition to the Company's performance, the Compensation Committee based its evaluation on Dr. Kyprianou's and Mr. Poyiadjis' performance in addition to considering their annual compensation (including bonus), number of current options, current value of options, and vesting structure of new options. The actual options granted in fiscal 2000 for Dr. Kyprianou and Mr. Poyiadjis is set forth in the table titled "Option Grants in 2000" appearing elsewhere in this Proxy Statement.

     The Compensation Committee believes Dr. Kyprianou and Mr. Poyiadjis have managed the Company well, and have achieved distinguished results, which is reflected by the Company's key financial metrics such as revenue, gross margin and operating income and net income as well as through successful execution of key strategic initiatives.

April 20, 2001                            Members of the Compensation Committee

                                          H. Tate Holt, Chairman
                                          Dann V. Angeloff
                                          Stan J. Patey
                                          Dr. Lycourgos Kyprianou
                                          Roys Poyiadjis

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the board of directors consists of five directors, Dr. Kyprianou, and Messrs. Poyiadjis, Angeloff, Holt and Patey. A majority of the members of the Compensation Committee are non-employee directors and none of the Company's executive officers have served on the board of directors or compensation committee of any other entities, any of whose executive officers served either on the Company's board or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by Reference therein.

     The Audit Committee of the Board of Directors is composed of three, non-employee members, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. A copy of the Audit Committee Charter, which was re-adopted by the board of directors on April 17, 2001, is attached to this Proxy Statement as Appendix B.

     As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

     - first, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's outside auditors about draft annual financial statements and key accounting and reporting matters;

     - second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to the Independence Standards Board Standard No. 1); and

     - third, the Audit Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of the Company's internal auditing program.

     The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the

Audit Committee Charter. To carry out its responsibilities, the Audit Committee met six times during year ended December 31, 2000.

     The Audit Committee has reviewed and discussed the audited financial statements with the Company's management. The Audit Committee has discussed with PKF, the Company's independent auditors, certain matters required under the Statement on Auditing Standards No. 61 and has received written disclosures and the letter required by Independent Standards Board Standard No. 1 from the outside auditors and has discussed with them their independence.

     Audit Fees: The aggregate fees billed by PKF for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2000, and for their review of the financial statements included in each of the Company's quarterly reports on Form 10-Q totaled $597,757.

     Financial Information Systems Design and Implementation Fees: No fees were billed by PKF for financial information systems design and implementation fees as described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR 210.2-01(c)(4)(ii)) for fiscal year ended December 31, 2000.

     All Other Fees: Fees billed for all other services rendered by PKF, other than the services covered in the two previous paragraphs, for year ended December 31, 2000 totaled $264,257.

     The Audit Committee considered whether the services provided by PKF are compatible with maintaining their independence and the Audit Committee concluded that the independence of PKF is maintained and is not compromised by the services provided.

     Based on the review and discussion referred to above, the Audit Committee recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

April 25, 2001                            Members of the Audit Committee

                                          Stan J. Patey, Chairman
                                          Dann V. Angeloff
                                          H. Tate Holt

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires executive officers, directors, and persons who own more than 10% of a registered class of our common stock, collectively referred to as reporting persons, to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. Such reporting persons are also required by Securities and Exchange Commission rules to furnish us copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Section 16(a) reports were required for such reporting persons, we believe that during year ended December 31, 2000, all the reporting persons complied with all applicable filing requirements, except that Messrs. Tymvios and Mathews filed an amendment to the timely filed Form 5 to report the sale of common stock upon exercise of options in October 2000. In addition, Info-quest was inadvertently late in filing a Form 4 in December 2000 to report its sale and purchase of common stock.

PERFORMANCE MEASUREMENT COMPARISON

     The following graph shows a comparison of total stockholder return for holders of our common stock from April 22, 1999, the date of our initial public offering, through December 31, 2000, compared with the Nasdaq Stock Market (US & Foreign) and Nasdaq Computer and Data Processing Stock (US & Foreign). The information contained in the stock performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into such filings.

              COMPARISON OF FIVE -- YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                             AREMISSOFT CORPORATION

               Produced on 3/27/2001 including data to 12/29/2000

                                                        04/1999   06/1999   12/1999   06/2000   12/2000
                                                        -------   -------   -------   -------   -------

AmerisSoft Corporation                                   100.0      88.8     650.0     622.5     853.8

Nasdaq Stock Market (US & Foreign)                       100.0     105.1     159.7     155.8      96.4

Nasdaq Computer and Data Processing Stocks               100.0     107.1     187.6     151.3      86.3
SIC 7370-7379 US & Foreign

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D. The index level for all series was set to $100.0 on 04/22/1999.

APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors retained the firm of PKF as our independent auditors for the year 2001. A representative of PKF will be at the Meeting to respond to appropriate questions.

OTHER MATTERS

     The board of directors knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.

ADDITIONAL INFORMATION

     Copies of the exhibits to our Annual Report on Form 10-K will be provided to any requesting stockholder, provided that such stockholder agrees to reimburse us for reasonable fees related to providing such exhibits. Stockholders should direct their request to: Corporate Secretary, AremisSoft Corporation, Sentry Office Plaza, 216 Haddon Avenue, Suite 607, Westmont, New Jersey 08108. Our Form 10-K may also be accessed on the Internet at http://www.aremissoft.com.

STOCKHOLDER PROPOSALS

     Stockholder proposals to be included in our Proxy Statement and Proxy for our 2002 Annual Meeting of Stockholders must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by us no later than December 26, 2001.

     ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                          AremisSoft Corporation
                                          By Order of the Board of Directors

                                          /s/ ROYS POYIADJIS

                                          Roys Poyiadjis,
                                          Co-Chief Executive Officer

April 27, 2001
New York, New York

                                                                      APPENDIX A

                             AREMISSOFT CORPORATION

                           2001 EQUITY INCENTIVE PLAN
                          As adopted February 20, 2001

 1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock, Stock Appreciation Rights, and Stock Bonuses. This Plan is not intended to replace any current plan of, or awards issued by, Company, nor shall it limit the ability of Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 26.

 2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan is effective as of the date approved by the Board ("Effective Date"). This Plan shall be submitted for stockholders approval, consistent with applicable laws, within twelve (12) months after the Effective Date. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

 3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval.

 4. SHARES SUBJECT TO THIS PLAN.

     4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be four million (4,000,000) Shares. Subject to Section 4.2, Shares that are subject (a) to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) to an Award granted hereunder, but is forfeited; or (c) to an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The shares of Stock to be issued hereunder upon exercise of an Award shall consist of authorized and unissued Shares.

     4.2. Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Administrator.

 5. ADMINISTRATION OF THIS PLAN.

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Awards; determine the number of Shares or other consideration subject to Awards; determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Award; and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

 6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. An Option may be granted with or without a Tandem Right. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. If the Option is granted in connection with a Tandem Right, the Award Agreement shall also specify the terms that apply to the exercise of the Option and Tandem Right. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 750,000 shares.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

        6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

        6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Stockholder")), and shall be subject to earlier termination as hereinafter provided.

        6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

        6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. The exercise or partial exercise of either an Option or its Tandem Right shall result in the termination of the other the extent of the number of Shares with respect to which the Option or Tandem Right is exercised.

        6.2.5. Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

        6.2.6. Exercise After Certain Events.

           i. Termination of Employment -- Employee/Officer.

               (1) Incentive Stock Options.

                   (a) Termination of All Services. If for any reason other than retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder)).

                   (b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) but in no event beyond the expiration date of the Option as set forth in the Award Agreement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

               (2) Non-Qualified Stock Options. If for any reason other than retirement (as defined below), permanent and total disability (as defined below) or death a Participant ceases to be employed by or to be a consultant or a director of the Company or a Subsidiary, vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, within three (3) months of the date of such Termination (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant
Date), or such lesser period specified by the Administrator.

           ii. Retirement. If a Participant granted an Option ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term "Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

           iii. Permanent Disability and Death of Employee/Officer. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), or within the three (3) months after Termination of employment, vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the

Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder).

           iv. Termination of Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and
(ii) ten years from the Grant Date). However, if Participant holds Incentive Stock Options and does not exercise within three (3) months from the termination of employment, the Options will not qualify as an Incentive Stock Options.

        6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have: (i) committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary; (ii) deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary; (iii) made any unauthorized disclosure of any trade secret or confidential information of Company or a Subsidiary; (iv) induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or (v) engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

        The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

           i. engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

           ii. diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

           iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

           iv. engaged in any other activity that is inimical, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

           v. refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

        Should any provision to this Section 6.2.7. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

     6.3. Limitations on Grant of Incentive Stock Options.

        6.3.1. The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Sections 21 or 22) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

        6.3.2. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code
Section 422.

        6.3.3. No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

 7. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, the duration of the restrictions ("Restricted Period"), and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Award Agreement is delivered to the person. If such person does not execute and deliver the Award Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Administrator.

     7.2. Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Administrator and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 10 of this Plan.

     7.3. Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Administrator for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Administrator shall determine, and except further that, the following restrictions shall apply:

        7.3.1. The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Administrator;

        7.3.2. All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee of (or non-Employee Director of or active consultant providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Administrator applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.1, again be available for grant under this Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

     7.4. Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Administrator, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a stockholders' agreement or any other agreement, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Section 11 below.

     7.5. Nonassignability of Restricted Stock. Unless the Administrator provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under this Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     7.6. Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Administrator may impose. The Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Administrator may determine.

 8. STOCK BONUSES.

     8.1. Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company. A Stock Bonus may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The award may also be paid in cash, or Shares and cash, as determined by the Administrator in accordance with Section 8.3 below. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

     8.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Award Agreement, then the Administrator will determine (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus;
(b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments, as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.

     8.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Administrator determines.

     8.4. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the Termination Date in accordance with the Award Agreement, unless the Administrator determines otherwise.

 9. STOCK APPRECIATION RIGHTS.

     9.1. Awards of Stock Appreciation Rights. A Stock Appreciation Right is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with
Section 9.5 below, for services rendered to the Company. A Stock Appreciation Right may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Appreciation Right may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

     9.2. Grant. The Administrator shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six months after the date of grant. A Stock Appreciation Right may be granted with or without a related Option. In the case of a related Incentive Stock Option, a payment to the Participant upon the exercise of a Tandem Right may not be more than the difference between the Fair Market Value of the Shares subject to the Incentive Stock Option on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Tandem Right. The maximum number of Shares subject to Stock Appreciation Rights which can be granted under the Plan during any calendar year to any individual is 750,000 shares.

     9.3. Duration. The duration of a Stock Appreciation Right shall be set forth in the Award Agreement as determined by the Administrator. A Stock Appreciation Right that is granted as a Tandem Right shall have the same duration as the Option with which it relates.

     9.4. Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of Shares (without any payment to the Company, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Administrator in accordance with Section 9.4 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Administrator, the Tandem Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to the Company, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised subject to the discretion of the Administrator. Upon receipt of the notice from the Participant, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 9 as the "exercise date." The delivery of Shares or cash received pursuant to such exercise shall take place at the principal offices of the Company within 30 days following delivery of such notice.

     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or Shares for cash, the amount of Shares which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of Shares as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value the Shares on the date of grant of the Stock Appreciation Right, by
(b) the Fair Market Value of the Shares on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the Stock Appreciation Right.

     9.6. Effect of Exercise. A partial exercise of a Stock Appreciation Right shall not affect the right to exercise the remaining Stock Appreciation Right from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the Stock Appreciation Right. The exercise of either an Option or Tandem Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Tandem Right is exercised.

     9.7. Transferability of Stock Appreciation Rights Generally.

        9.7.1. Transferability of Stock Appreciation Rights. No Award under
Section 9. shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Award. A Participant may designate a beneficiary to exercise his or her Award after the Participant's death. However, the Administrator may provide for transfer of an Award without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.

        9.7.2. Transferability of Tandem Rights. The same transfer restriction shall apply to a Tandem Right as are applied to the corresponding Option under
Section 6.2.5.

     9.8. Termination of Employment. Upon the Termination of employment or other services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of employment or other services, as are specified in Section 6.2.6. with respect to Options.

     9.9 Suspension and Cancellation of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to suspension and cancellation under the same conditions as are specified in Section 6.2.7 with respect to Options.

 10. PAYMENT FOR SHARE PURCHASES.

     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

        10.1.1. by cancellation of indebtedness of the Company to the Participant;

        10.1.2. by surrender of shares of Stock of the Company that either: (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

        10.1.3. by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

        10.1.4. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

           i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

           ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

        10.1.5. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

     10.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

11. WITHHOLDING TAXES.

     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Awards of Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 14. Subject to Sections 20 and 21, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

13. TRANSFERABILITY. Unless otherwise provided, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase at the Exercise Price or the Purchase Price of the Shares acquired under an Award or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase the Shares acquired under an Award at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Option.

15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

17. EXCHANGE AND BUYOUT OF AWARDS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

18. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

19. RIGHTS OF EMPLOYEES.

     19.1. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

     19.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may, subject to this Section 19, make any adjustments it deems appropriate.

20. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

21. DISSOLUTION, LIQUIDATION, MERGER.

     21.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, see Change of Control Section
22.1 with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization, in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised or negotiate to have such Award assumed by the surviving corporation.

     21.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

22. CHANGE OF CONTROL.

     22.1. Definition. If there is a "change of control" in the Company, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 25% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 25% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. See Section 21 with respect to Awards vesting upon the occurrence of either of the events described in (iii) or (iv) of this Section 22 and the result upon the non-exercise of the Awards.

     22.2. Limitation on Awards. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

23. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Awards without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law.

24. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the exercise of a Stock Appreciation Right, the vesting of Restricted Stock, or the earning of a Stock Bonus. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

25. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of Delaware.

26. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     26.1 "Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock, a Stock Appreciation Right, or Stock Bonus.

     26.2 "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     26.3  "Board" means the Board of Directors of the Company.

     26.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     26.5 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     26.6 "Company" means AremisSoft Corporation a Delaware corporation and its subsidiaries, or any successor corporation.

     26.7 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     26.8  "Effective Date" has the meaning set forth in Section 2.

     26.9 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, Restricted Stock, Stock Appreciation Right and Stock Bonus, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

     26.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     26.11 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     26.12 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

     26.13 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     26.14 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined under in the regulations promulgated under Code
Section 162(m), or any successor statute.

     26.15 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     26.16 "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

     26.17 "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

     26.18 "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; as may otherwise be defined in regulations promulgated under Section 162(m) of the Code.

     26.19  "Option" means an award of an option to purchase Shares pursuant to
Section 6.

     26.20  "Optionee" means the holder of an Option.

     26.21  "Participant" means a person who receives an Award under this Plan.

     26.22 "Plan" means this 2001 Equity Incentive Plan, as amended from time to time.

     26.23 "Restricted Stock Award" means an award of Shares pursuant to Section 7.

     26.24 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     26.25  "SEC" means the Securities and Exchange Commission.

     26.26 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     26.27 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

     26.28 "Stock" means the Common Stock, $.001 par value, of the Company, and any successor entity.

     26.29 "Stock Appreciation Right" or "SAR" means the right, granted by the Administrator pursuant to this Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

     26.30 "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     26.31 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     26.32 "Tandem Right" means an Stock Appreciation Right that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the Stock Appreciation Right relates.

     26.33 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     26.34 "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

     26.35 "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

     26.36 "Vesting Date" means the date on which an Award becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

                                                                      APPENDIX B

                             AREMISSOFT CORPORATION

                            AUDIT COMMITTEE CHARTER
                             AND MISSION STATEMENT

     One Committee of the Company's Board of Directors shall be known as the Audit Committee. A majority of the members of the Audit Committee shall be independent directors. A director shall be considered independent if he or she is free of any relationship that could influence his or her judgment as a Committee member. An independent director may not be associated with a major vendor to, or customer of, the Company. When there exists some doubt regarding independence, as when a member of the Committee has a short-term consulting contract with a major customer, the director should recuse himself from any decisions that might be influenced by that relationship.

     The primary functions of the Audit Committee are to (i) recommend to the Board of Directors the selection of the Company's Independent Public Accountants; (ii) assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the Company's shareholders and others; (iii) review the services provided by the Company's Independent Public Accountants, the costs associated therewith, and review the results of all audits; (iv) in discussions with the Company's Independent Public Accountants, review the Company's accounting policies and its system of internal accounting controls.

I. GENERAL RESPONSIBILITIES.

     1. The Audit Committee shall endeavor to provide open avenues of communication between and among the Company's Chief Financial Officer, its Independent Public Accountants, and the Board of Directors.

     2. The Audit Committee shall report its Committee actions to the full Board of Directors and shall make appropriate recommendations.

     3. The Audit Committee shall have the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee shall be authorized to retain independent counsel, accountants, or others it needs to assist in an investigation.

     4. The Committee shall meet on a regularly scheduled basis. The Audit Committee Chairman shall have the power to call a Committee meeting whenever he or she deems necessary. An Audit Committee member should not vote on any matter in which he or she is not independent. The Committee may ask members of Management or others to attend any Committee meeting and is authorized to receive all pertinent information from Management.

     5. The Committee shall do whatever else the law, the Company's Certificate of Incorporation or Bylaws, or the Board of Directors, may require.

II. RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS.

     1. The Audit Committee shall select the Independent Public Accountants for Company audits. The Committee's selection shall be subject to approval by the full Board of Directors. The Audit Committee shall also review and set any fees paid to the Independent Public Accountants and review and approve dismissal of the Independent Public Accountants.

     2. The Audit Committee shall confirm and assure the independence of the Independent Public Accountants, including a review of consulting services provided by the Independent Public Accountants and the fees paid for them.

     4. The Audit Committee shall consider, in consultation with the Independent Public Accountants, the audit scope and procedural plans made by the Chief Financial Officer and the Independent Public Accountants.

     5. The Audit Committee shall listen to Management and the Chief Financial Officer if either thinks there might be a need to engage additional auditors. The Audit Committee shall decide whether to engage an additional auditing firm and, if so, which one.

III. RESPONSIBILITIES FOR REVIEWING THE ANNUAL AUDIT, AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS.

     1. The Audit Committee shall ascertain that the Independent Public Accountants views the Board of Directors as its client, that the Independent Public Accountants shall be available to the full Board of Directors at least annually, and that the Independent Public Accountants shall provide the Committee with a timely analysis of significant financial reporting issues.

     2. The Audit Committee shall ask Management, the Chief Financial Officer, and the Independent Public Accountants about significant risks and exposures and shall assess Management's steps to minimize them.

     3. The Audit Committee shall review the following with the Independent Public Accountants:

          a. The adequacy of the Company's internal controls, including computerized information system controls and security.

          b. Any significant findings and recommendations made by the Independent Public Accountants, together with Management's responses to them.

     4. Shortly after the annual examination is completed, the Audit Committee shall review the following with Management and the Independent Public
Accountants:

          a. The Company's annual financial statements and related footnotes.

          b. The Independent Public Accountants' audit of and report on the financial statements.

          c. The Independent Public Accountants' qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) are the accounting principles and underlying estimates.

          d. Any serious difficulties or disputes with Management encountered during the course of the audit.

          e. Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the Committee.

     5. The Audit Committee shall consider and review with Management and the Chief Financial Officer:

          a. Any significant findings during the year and Management's responses to them.

          b. Any difficulties the Independent Public Accountants encountered while conducting any audit, including any restrictions on the scope of its work or access to required information.

          c. Any changes to the planned scope of Management's audit plan that the Committee thinks advisable.

          d. The Chief Financial Officer's budget and staffing for his department.

     6. The Audit Committee shall review the Company's annual filings with the Securities and Exchange Commission ("SEC") and other published documents containing the Company's financial statements and shall consider whether the information in the filings is consistent with the information in the financial statements.

     7. The Audit Committee shall review the interim financial reports with Management, the and Independent Public Accountants before those interim reports are released to the public or filed with the SEC or other regulators.

IV. PERIODIC RESPONSIBILITIES.

     1. The Audit Committee shall review and update as necessary the Committee's Charter.

     2. The Audit Committee shall review policies and procedures covering Officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the Independent Public Accountants.

     3. The Audit Committee shall review, with the Chief Financial Officer and the Independent Public Accountants, the results of their examination of compliance with the Company's policies.

     4. The Audit Committee shall review legal and regulatory matters that may have a material effect on the Company's financial statements, compliance policies and programs, and reports from regulators.

     5. The Audit Committee shall meet with the Independent Public Accountants and Management in separate executive sessions to discuss any matters the Committee or these groups believe should be discussed privately with the Audit Committee.

                             AREMISSOFT CORPORATION
                              SENTRY OFFICE PLAZA
                          216 HADDON AVENUE, SUITE 607
                           WESTMONT, NEW JERSEY 08108

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Mr. Roys Poyiadjis and Dr. Lycourgos Kyprianou, and each of them, as proxies with the power to appoint his or her successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of AremisSoft Corporation held of record by the undersigned on April 25, 2001, at the Annual Meeting of Stockholders, to be held on May 21, 2001, at 10:00 a.m. (local time), at the Institute of Directors, 116 Pall Mall, London SW1Y 5ED, and at any and all adjournments thereof.

1. Election of Directors.

   [ ] FOR all nominees listed below                            [ ] WITHHOLD AUTHORITY
     (except as marked to the contrary below)                   (to withhold vote for all Nominees below)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
             A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     Dr. Lycourgos Kyprianou, Michael Tymvios, H. Tate Holt, George Papadopoulos, Roys Poyiadjis, Dann V. Angeloff, Stan J. Patey, John Malamas

2. Approval of the AremisSoft Corporation 2001 Equity Incentive Plan

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL TWO.

    Please sign exactly as name appears on the share certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                                                Dated:

                                                Name (Print)
                                                Signature
                                                (Address)
                                                Name (Print) (if held jointly)
                                                (Address)

                                                I will ________ will not
                                                ________ attend the Meeting.
                                                Number of persons to attend:
                                                ________.